UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                 August 16, 2005


                      BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Mississippi                  0-22606                    64-0665423
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                   500 Main Street, Natchez, Mississippi 39120
                    (Address of Principal Executive Offices)


                                 (601) 445-5576
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



Item 8.01   Other Events.

         On August 16, 2005, Britton & Koontz Capital Corporation issued a press release announcing the declaration of a quarterly cash dividend on its common stock of $.18 per share. Also, at this meeting, the Board changed the payment frequency from semi-annual to quarterly. The press release is filed as Exhibit
99.1 to this Form 8-K.


Item 9.01   Financial Statements and Exhibits.


         (c)      Exhibits

                    99.1 Press Release issued by Britton & Koontz Capital Corporation dated August 16, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            BRITTON & KOONTZ CAPITAL CORPORATION




August 16, 2005                             /s/ W. Page Ogden
                                            ------------------------------------
                                            W. Page Ogden
                                            Chairman and Chief Executive Officer

                                 Exhibits Index


Exhibit
Number   Item

 99.1 Press Release issued by Britton & Koontz Capital Corporation dated August 16, 2005.

                                  EXHIBIT 99.1

                                                                    EXHIBIT 99.1

Britton & Koontz Capital Corporation

500 Main Street                             601-445-5576
P O Box 1407                                601-445-2481  Fax
Natchez, MS  39121                          corporate@bkbank.com

FOR IMMEDIATE RELEASE:              FOR MORE INFORMATION:
---------------------               ---------------------
August 16, 2005                     W. Page Ogden, President & CEO
(NASDAQ - BKBK)                     William M. Salters, CFO


                  BRITTON & KOONTZ DECLARES QUARTERLY DIVIDEND

         Natchez, Mississippi (BKBK)--The Board of Directors of Britton & Koontz Capital Corporation (the "Company") on August 16, 2005, voted to change from a semi-annual to a quarterly paid dividend. At the same meeting, the Board declared a quarterly dividend of $0.18 per share to shareholders of record as of August 31, 2005. This dividend, payable September 15, 2005, if annualized represents a 9.1% increase over the amount paid in 2004. The continued improvement in the Company's earnings allowed for this dividend increase.

         Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz Bank, N.A. which operates three full service offices in Natchez, two in Vicksburg, Mississippi, and one in Baton Rouge, Louisiana. The Company also owns Britton & Koontz Title Insurance Agency, Inc. which was established to issue title insurance on properties in the State of Mississippi. As of June 30, 2005, the Company reported assets of $398.4 million and equity of $31.6 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at August 1, 2005, were 2,116,316.

Forward Looking Statements

         This news release contains statements regarding the projected performance of Britton & Koontz Capital and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.


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